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                                                                 EXHIBIT 10.2.3

                             SECOND AMENDMENT TO THE
                                THE PALMETTO BANK
                          EMPLOYEE STOCK OWNERSHIP PLAN



         On the 12th day of April, 1994, The Palmetto Bank amended and restated The Palmetto Bank Employee Stock Ownership Plan (the
"Plan") effective January 1, 1989.

         WHEREAS, it is necessary to amend the Plan in order for the Plan to obtain a favorable determination of the Internal Revenue Service as to its status as a qualified Plan.

         NOW, THEREFORE, said Plan is amended as follows:

         Effective January 1, 1989, page 81 is hereby deleted in its entirety and the attached revised page is substituted in lieu thereof.

         IN WITNESS WHEREOF, this amendment to the Plan is, by the authority of the Board of Directors of the Employer, executed on behalf of the Employer the 28th day of February, 1995.


                                               COMPANY:
                                               THE PALMETTO BANK

                                               By: /s/ Leon Patterson
                                                  Its: Chairman & CEO


                                               PARTICIPATING EMPLOYER:
                                               PALMETTO CAPITAL, INC.

                                               By: /s/ Paul W. Stringer
                                                  Its: Executive Vice President


                                               TRUSTEE:
                                               THE PALMETTO BANK
                                               By: /s/ Leon Patterson
                                                  Its: Chairman & CEO



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                           (c)  Except  as  permitted  by  Regulations,  no Plan
                  amendment or transaction having the effect of a Plan amendment (such as a merger, plan transfer or similar transaction) shall be effective to the extent it eliminates or reduces any "Section 411(d)(6) protected benefit" or adds or modifies conditions relating to "Section 411(d)(6) protected benefits" the result of which is a further restriction on such benefit unless such protected benefits are preserved with respect to benefits accrued as of the later of the adoption date or effective date of the amendment. "Section 411(d)(6) protected benefits" are benefits described in Code Section 411(d)(6)(A), early retirement benefits and retirement-type subsidies, and optional forms of benefit.

                           In addition,  no such amendment shall have the effect
                  of terminating the protections and rights set forth in Section 7.12, unless such termination shall then be permitted under the applicable provisions of the Code and Regulations; such a termination is currently expressly prohibited by Regulation 54.4975-11(a)(3)(ii).

9.2      TERMINATION

                           (a) The Employer  shall have the right at any time to
                  terminate the Plan by delivering to the Trustee and Administrator written notice of such termination. Upon any full or partial termination, all amounts credited to the affected Participants' Accounts shall become 100% Vested as provided in Section 7.4 and shall not thereafter be subject to forfeiture, and all unallocated amounts shall be allocated to the accounts of all Participants in accordance with the provisions hereof.

                           (b) Upon the full termination of the Plan, the Employer shall direct the distribution of the assets of the Trust Fund to Participants in a manner which is consistent with and satisfies the provisions of Sections 7.5 and 7.6. Except as permitted by Regulations, the termination of the Plan shall not result in the reduction of "Section 411(d)(6) protected benefits" in accordance with Section 9.1(c).

                           (c) Notwithstanding anything else herein, in the event of a complete discontinuance of contributions, as defined in Treas. Reg. ss. 1.411(d)-2(d), each Participant shall become fully vested in his account balance.


                                                             81

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